U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 31, 2002


                          London Pacific Group Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

     Following a recommendation by the Audit Committee, BDO International and BDO Seidman, LLP have been appointed, as auditors for the Registrant and its subsidiaries, by the Board of Directors with effect from July 31, 2002. The appointments being effective until the conclusion of the Company's next Annual General Meeting.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LONDON PACIFIC GROUP LIMITED
                                      (Registrant)

Date: July 31, 2002                   By:    /s/  Ian K. Whitehead

                                             Ian K. Whitehead,
                                             Chief Financial Officer